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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	May 15, 2001
(Date of earliest event reported)	May 14, 2001

Main Street Trust, Inc.
(Exact name of Registrant as specified in its charter)

Illinois
(State or other jurisdiction of incorporation)

333-91759	37-13338484
(Commission File Number)	(I.R.S. Employer Identification Number)
100 W. University Ave., Champaign, Illinois	61820-4028
(Address of principal executive offices)	(Zip Code)

(217) 351-6500
(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements of Business Acquired.

      None.

  (b)
  Pro Forma Financial Information.

      None.

  (c)
  Exhibits.

99.1	Slide presentation prepared for use on May 14, 2001 by Mr. Gregory Lykins and Mr. Van Dukeman, discussing financial results for the fiscal year ended December 31, 2000, as well as the financial results for the first quarter of 2001 and the financial and strategic goals for fiscal year 2001.

Item 9. Regulation FD Disclosure.

    On May 14, 2001, the Registrant held its 2001 annual meeting for shareholders. During this meeting, the Registrant's management discussed the financial results for the fiscal year ended December 31, 2000, as well as the financial results for the first quarter of 2001 and the financial and strategic goals for 2001. Attached as exhibit 99.1 is a slide presentation prepared for use by Mr. Gregory Lykins, Chairman of the Registrant, and Mr. Van Dukeman, President and Chief Executive Officer of the Registrant. The exhibit is hereby incorporated by reference in Item 9. All information in the attached is as of May 14, 2001, and the Registrant does not assume any obligation to update said information in the future.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET TRUST, INC.
Dated: May 14, 2001	By:	/s/VAN A. DUKEMAN Van A. Dukeman President and Chief Executive Officer

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure.
SIGNATURES